SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Check the appropriate box:

[_]  Preliminary Information Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                      SunAmerica Style Select Series, Inc.
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                (Name of Registrant as Specified In Its Charter)



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 (Name of Person(s) Filing Information Statement, if Other Than the Registrant)


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     previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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


SUNAMERICA ASSET MANAGEMENT CORP.
The SunAmerica Center
733 Third Avenue
New York, New York 10017
212.551.5969
800.858.8850

                                                              [LOGO]


                                                 May 31, 2002



Dear Shareholders:


     The enclosed information statement is being provided to shareholders of the Focused Large-Cap Growth and Focused Multi-Cap Growth Portfolios (the "Portfolios") of SunAmerica Style Select Series, Inc., as a result of a possible change in control of Janus Capital Management LLC described in the following paragraph. As a separate matter unrelated to the change in control described below, effective April 1, 2002, Janus Capital Corporation, a Colorado corporation, changed its name and transferred substantially all of its assets and liabilities to Janus Capital Management LLC, a Delaware limited liability company (both entities hereinafter referred to as the "Subadviser"). This is a change in corporate form only and does not constitute a change in control of the organization. All existing personnel, operations, assets and liabilities of Janus Capital Corporation have been transferred to Janus Capital Management LLC.

     On October 3, 2001, Thomas H. Bailey, President and Chief Executive Officer of the Subadviser, exercised certain rights under a Stock Purchase Agreement (the "Stock Agreement") with Stilwell Financial Inc. ("Stilwell") to sell his remaining 6.2% stake in the Subadviser to Stilwell. The stock sale itself did not constitute a change in control of the Subadviser. However, under the terms of the stock Agreement with Stilwell, Mr. Bailey no longer has the right to select a majority of the Subadviser's Board of Directors following the transfer of those management rights to Stilwell, which occurred on April 2, 2002. This change could be considered a change in control of the Subadviser.

     These transactions have not had and are not expected to have any immediate impact on the Subadviser's management or on Subadviser's capacity to provide the type, quality or quantity of services that it currently provides to the Portfolios. Stilwell and Mr. Bailey anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of the Subadviser for the foreseeable future. The Subadviser believes that its operation and day-to-day management will remain largely unchanged.

     As a matter of regulatory compliance, we are sending you this information statement, which describes the management structure of the Portfolios, the ownership of the Subadviser and the terms of the Subadvisory Agreement with the Subadviser, which the Directors have approved.


     THIS DOCUMENT IS FOR YOUR INFORMATION ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION. Should you have any questions, please feel free to call us at (800) 858-8850, extension 5125. We thank you for your continued interest in SunAmerica Mutual Funds.

                                                   Sincerely,

                                                   /s/ Peter A. Harbeck
                                                   --------------------
                                                   Peter A. Harbeck
                                                   PRESIDENT AND CEO

                      SUNAMERICA STYLE SELECT SERIES, INC.
                       FOCUSED LARGE-CAP GROWTH PORTFOLIO
                       FOCUSED MULTI-CAP GROWTH PORTFOLIO
                              THE SUNAMERICA CENTER
                                733 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                        --------------------------------
                              INFORMATION STATEMENT
                        --------------------------------


     This information statement is being provided to the shareholders of the Focused Large-Cap Growth and Focused Multi-Cap Growth Portfolios (the "Portfolios") of SunAmerica Style Select Series, Inc. ("Style Select") in lieu of a proxy statement, pursuant to the terms of an exemptive order Style Select has received from the Securities and Exchange Commission which permits SunAmerica Asset Management Corp. ("SunAmerica ") to hire new subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Directors (the "Directors"), but without obtaining shareholder approval. This information statement is being furnished on behalf of the Directors of Style Select.


WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

     This information statement will be mailed on or about May 31, 2002. Copies of the most recent annual and semi-annual reports are available without charge. Copies of such reports of Style Select may be obtained by writing to SunAmerica, at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, or by calling (800) 858-8850, extension 5125.

PURPOSE OF THE INFORMATION STATEMENT


     Effective April 1, 2002, Janus Capital Corporation, a Colorado corporation, changed its name and transferred substantially all of its assets and liabilities to Janus Capital Management LLC, a Delaware limited liability company (both entities hereinafter referred to as the "Subadviser"). This is a change in corporate form only and does not constitute a change in control of the organization. All existing personnel, operations, assets and liabilities of Janus Capital Corporation have been transferred to Janus Capital Management LLC. The Subadviser has represented that this transaction will not affect the overall investment advisory service provided to SunAmerica Style Select Series, Inc. and the Portfolios.

     On October 3, 2001, Thomas H. Bailey, President and Chief Executive Officer of the Subadviser, exercised certain rights under a Stock Purchase Agreement (the "Stock Agreement") with Stilwell Financial Inc. ("Stilwell") to sell his remaining 6.2% stake in the Subadviser to Stilwell. The stock sale itself did not constitute a change in control of the Subadviser. However, under the terms of the Stock Agreement with Stilwell, Mr. Bailey no longer has the right to select a majority of the Subadviser's Board of Directors following the transfer of those management rights to Stilwell, which occurred on April 2, 2002. This change in management control could be considered a change in control of the Subadviser which resulted in an "assignment," as that term is defined in Section 2(a)(4) of the Investment Company Act of 1940 (the "1940 Act"), as amended. The Subadvisory Agreement, by its terms and consistent with Section 15(a) of the 1940 Act, provides for its automatic termination upon assignment. On February 28, 2002, the Directors of Style Select approved a new Subadvisory Agreement between SunAmerica and the Subadviser with respect to the Portfolios.

SUNAMERICA STYLE SELECT SERIES, INC.

     The  Portfolios  are  investment   series  of  Style  Select,   a  Maryland
corporation. Style Select initially entered into an Investment Advisory Agreement (the "Advisory Agreement") with SunAmerica on September 17, 1996 and entered into a new Advisory Agreement with SunAmerica on January 1, 1999. SunAmerica selects the subadvisers for the Portfolios of Style Select, may manage certain portions of the Portfolios, provides various administrative services and supervises the Portfolios' daily business affairs, subject to general review by the Directors. The Advisory Agreement authorizes SunAmerica to retain the subadvisers for the Portfolios or portions thereof for which it does not manage the assets. SunAmerica selects the subadvisers it believes will provide the Portfolios with the highest quality investment services, while obtaining, within the Portfolios' overall investment objective, a distinct investment style. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.


     The subadvisers to Style Select act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portions of their respective Portfolios regarding securities to be purchased and sold. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The Portfolios do not pay fees directly to the subadviser. However, in accordance with procedures adopted by the Directors, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent not as principal, and the affiliated broker-dealer may receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act, as amended, the rules thereunder and other applicable securities laws.

THE SUBADVISORY AGREEMENT


     Pursuant to the Subadvisory Agreement with SunAmerica dated January 1, 1999 (the "Previous Agreement"), the Subadviser has been serving as subadviser to the Focused Large-Cap Growth and Focused Multi-Cap Growth Portfolios. The Previous Agreement could terminate upon the transfer of the right of Thomas H. Bailey to select a majority of the Board of the Subadviser. At the Board meeting held on February 28, 2002, the Directors approved a new Subadvisory Agreement with the Subadviser, identical in all material respects to the Previous Agreement.


     Under the Advisory Agreement, the annual rates of the investment advisory fee payable to SunAmerica for each of the relevant Portfolios are as follows:
1.00% of Assets for Focused

Large-Cap Growth, or $984,310, and 1.00% of Assets for Focused Multi-Cap Growth, or $3,198,944, for the fiscal year ended October 31, 2001. The term "Assets" means the average daily net assets of the representative portfolio. This fee is accrued daily and paid monthly, and may be higher than those charged to other mutual funds. For the fiscal year ended October 31, 2001, SunAmerica paid fees to the subadvisers, equal to the aggregate annual rates, as follows: 0.30% of Assets for Focused Large-Cap Growth, or $295,118, and 0.35% of the Assets for Focused Multi-Cap Growth, or $1,107,818. The fees retained by SunAmerica for the period were 0.70%, or $689,192 for Focused Large-Cap Growth, and 0.65%, or $2,091,126 for Focused Multi-Cap Growth.

     The new agreement between the Subadviser and SunAmerica, on behalf of the Portfolios, is substantially similar in form and in substance to the Previous Agreement, in that it (i) provides for the Subadviser to manage the portion of the relevant portfolios allocated to it on a discretionary basis, (ii) provides for the Adviser to compensate the Subadviser for its services, (iii) authorizes the Subadviser to select the brokers or dealers to effect portfolio transactions for the Portfolios, and (iv) requires the Subadviser to comply with the Portfolios' investment policies and restrictions and with applicable law. The fee rates to be paid to the Subadviser under the new agreement will be identical to those paid under the Previous Agreement, and the new agreement will not result in an increase in fees to shareholders. A form of the Subadvisory Agreement is attached to this information statement as Exhibit A.


INFORMATION ABOUT THE SUBADVISER


     Janus Capital Management LLC ("JCM") is a newly created limited liability company formed under Delaware law. JCM is located at 100 Fillmore Street, Denver, Colorado 80206, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of March 31, 2002, JCM had assets under management of approximately $172.8 billion. JCM will succeed to Janus Capital Corporation's ("JCC") business and will be a majority-owned direct subsidiary of JCC and indirect subsidiary of Stillwell.


     Stilwell, a publicly traded holding company with principal operations in the financial asset management business, indirectly owns approximately 92% of the outstanding member interests of JCM. Stilwell is located at 920 Main Street, Kansas City, MO 64108.


     The Subadviser's investment philosophy follows a bottom-up approach and is driven by independent fundamental analysis. The Subadviser places particular emphasis on its own proprietary work as the primary source of information on which it bases investment decisions. The Subadviser's sources of investment ideas include business themes, industry themes, management presentations and industry media. The Subadviser builds detailed financial models of companies to analyze such areas as new product introduction, pricing and different business lines. Research of individual companies also includes analysis of competitors and suppliers, demographics, on-site visitation of facilities, and media coverage. The Subadviser seeks to buy the securities of companies that are experiencing above-average unit growth as compared to their peer group or the general economy and that are realizing positive change as a result of new product development, and improved regulatory environment or strong management team. The Subadviser sells aggressively when a company's stock price increases substantially relative to its earnings growth projection (thus presenting an opportunity to take profits) or when a fundamental change in a company's management, business or competition casts doubt upon its earnings expectations.


     The names, business addresses and principal occupations of the interim Board of Directors of JCM are set forth below:

-------------------- ----------------------------- -----------------------------
NAME                 ADDRESS                       PRINCIPAL OCCUPATION
-------------------- ----------------------------- -----------------------------
Danny R. Carpenter   Stilwell Financial Inc.       Interim director of JCM since
                     920 Main Street, 21st Floor   its formation in 2002. He
                     Kansas City, MO 64105         currently serves as executive
                                                   vice president for Stilwell
                                                   Financial, Inc. ("Stilwell")
                                                   and director for Stilwell
                                                   Management, Inc. and Nelson
                                                   Money Managers PLC. Formerly,
                                                   vice president of finance and
                                                   tax for Kansas City Southern
                                                   Industries ("KCSI") (1995 to
                                                   2000); vice president of tax
                                                   (1993-1995).
-------------------- ----------------------------- -----------------------------
Daniel P. Connealy   Stilwell Financial Inc.       Interim director of JCM
                     920 Main Street, 21st Floor   since its formation in 2002.
                     Kansas City, MO 64105         He currently serves as
                                                   vice president and chief
                                                   financial officer of Stilwell
                                                   and director for Stilwell
                                                   Management, Inc. and
                                                   Nelson Money Managers PLC.
                                                   Formerly, partner of
                                                   PricewaterhouseCoopers LLP
                                                   or its predecessor ("PwC")
                                                   since 1979.
-------------------- ----------------------------- -----------------------------
Thomas A. Early      100 Fillmore Street           Interim director of JCM since
                     Denver, CO 80206              its formation in 2002. Vice
                                                   president, general counsel
                                                   and secretary of JCM and
                                                   Janus Distributors LLC; vice
                                                   president, general counsel,
                                                   secretary and director of
                                                   Janus Services LLC, Janus
                                                   Capital International LLC;
                                                   Janus Institutional Services
                                                   LLC and Janus International
                                                   Holding Company LLC,
                                                   vice president, general
                                                   counsel and director to
                                                   Janus International (Asia)
-------------------- ----------------------------- -----------------------------

-------------------- ----------------------------- -----------------------------
NAME                 ADDRESS                       PRINCIPAL OCCUPATION
-------------------- ----------------------------- -----------------------------
                                                   Limited and Janus
                                                   International Limited,
                                                   vice president, general
                                                   counsel and secretary to
                                                   The Janus Foundation; and
                                                   director for Capital Trust
                                                   Manager Limited and Janus
                                                   World Funds. Formerly,
                                                   director of Janus
                                                   Distributors, Inc. (2001) and
                                                   executive vice president and
                                                   general counsel/Mutual Funds
                                                   (1994-1998) of Prudential
                                                   Insurance Company.
-------------------- ----------------------------- -----------------------------
Gwen E. Royle        Stilwell Financial Inc.       Interim director of JCM since
                     920 Main Street, 21st Floor   its formation in 2002. Vice
                     Kansas City, MO 64105         president and secretary of
                                                   Stilwell, Loess Corporation,
                                                   Brookside Water Treatment,
                                                   Inc., PVI, Inc., Z-Gard,
                                                   Inc., Kansas City Microwave
                                                   Communications, Inc. and
                                                   Fountain Investments, Inc.
                                                   (2000-present). Formerly,
                                                   senior assistant vice
                                                   president and tax counsel of
                                                   KCSI and assistant secretary
                                                   of Stilwell, Loess
                                                   Corporation, Brookside Water
                                                   Treatment, Inc., PVI, Inc.,
                                                   Z-Gard, Inc., Kansas City
                                                   Microwave Communications,
                                                   Inc. and Fountain
                                                   Investments, Inc.
                                                   (1996-2000).
-------------------- ----------------------------- -----------------------------
Loren M. Starr       100 Fillmore Street           Interim director of JCM since
                     Denver, CO 80206              its for formation in 2002.
                                                   Vice President of Finance,
                                                   treasurer and chief financial
                                                   officer of JCM, Janus
                                                   Services LLC and Janus
                                                   International Limited; vice
                                                   president of finance,
                                                   treasurer, chief financial
                                                   officer and director of Janus
                                                   Distributors LLC, Janus
                                                   Capital International
                                                   Limited, Janus Institutional
                                                   Services
-------------------- ----------------------------- -----------------------------

-------------------- ----------------------------- -----------------------------
NAME                 ADDRESS                       PRINCIPAL OCCUPATION
-------------------- ----------------------------- -----------------------------
                                                   LLC and Janus
                                                   International Holding Company
                                                   LLC; and director of Janus
                                                   Capital Trust Manager Limited
                                                   and Janus World Funds.
                                                   Formerly, managing director,
                                                   treasurer and head of
                                                   Corporate Finance and
                                                   Reporting (1998-2001) for
                                                   Putnam Investments; and
                                                   senior vice president of
                                                   Financial Planning and
                                                   Analysis (1996-1998) for
                                                   Lehman Brothers, Inc.
-------------------- ----------------------------- -----------------------------

     The members of the interim Board of Directors were elected pursuant to an Operating Agreement between JCM and Stilwell. The JCM Board will be reconstituted and approved by JCM shareholders at a meeting to be held subsequent to the date of this Information Statement.

BOARD OF DIRECTORS' CONSIDERATION


     In approving the Subadvisory Agreements described hereto, the Directors, at an in-person meeting held on February 28, 2002, considered certain factors, including (i) the nature and quality of the services rendered by the Subadviser, including the credentials and investment experience of its officers and employees; (ii) the Subadviser's investment approach and management style, which is expected to compliment the other investment managers of the Portfolios; (iii) the structure of the Subadviser and their ability to provide services, based on both financial condition as well as performance record; (iv) comparisons of the Subadviser's subadvisory fees with those of other advisers; and (v) indirect costs and benefits of providing such subadvisory services. In making their determination, the Directors stressed the importance of the Subadviser's expectation that the management and key personnel involved with the Portfolios would not be affected following the transaction. The Board considered that, following the sale, Stilwell, the Subadviser and Mr. Bailey expect that Mr. Bailey will continue as the Subadviser's Chief Executive Officer for the foreseeable future. The Directors determined that the subadvisory fees were reasonable, fair and in the best interests of its shareholders.


ADDITIONAL INFORMATION


     SunAmerica Capital Services, Inc. (the "Distributor") serves as distributor of the shares of each Portfolio of Style Select. Both SunAmerica and the Distributor are located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017.


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



     Style Select is not required to hold annual meetings of the shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.


                                              By Order of the Directors,



                                              /s/ Robert M. Zakem
                                              -------------------
                                              Robert M. Zakem
                                              SECRETARY

Dated:   May 31, 2002

                                                                       EXHIBIT A


                              SUBADVISORY AGREEMENT


                  This SUBADVISORY AGREEMENT is dated as of April 3, 2002, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability corporation (the "Subadviser").


                                   WITNESSETH:

         WHEREAS, the Adviser and Style Select Series, Inc., a Maryland corporation (the "Corporation"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation; and

         WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of common stock, par value $.0001 per share, in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

         WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

         WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment series of the Corporation listed on Schedule A attached hereto (the "Portfolio"), and the Subadviser is willing to furnish such services;

         NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

         1. (a) DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Corporation. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, and shall furnish the Adviser with such monthly, quarterly, and annual reports concerning transactions and performance of each Portfolio in the form as reasonably requested by the Adviser. The Subadviser shall also provide the Adviser with such other information and reports as may reasonably be requested by the Adviser from time to time, other
than  proprietary  information,   and  provided  the  Subadviser
shall not be responsible for portfolio accounting, nor shall it be required to generate information derived from portfolio accounting data. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Directors of the Corporation and in compliance with such policies as the Directors of the Corporation may from time to time establish, and in compliance with (a) the objectives, policies, and limitations for the Portfolio set forth in the Corporation's current prospectus and statement of additional information, and (b) applicable laws and regulations.

              The Subadviser agrees to manage the portion of the assets allocated to it of each of the Portfolio set forth in Schedule A (1) in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing, the Subadviser agrees to manage each Portfolio (1) so that it qualifies to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and (2) in compliance with
(a) the provisions of the Act and rules adopted thereunder; (b) applicable federal and state securities, commodities and banking laws; and (c) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. For purposes of compliance with this paragraph, the Subadviser shall be entitled to treat the portion of the assets of each Portfolio that it manages as though such portion constituted the entire Portfolio, and the Subadviser shall not be responsible in any way for the compliance of other portions of the Portfolio or for compliance of the Portfolio as a whole with this paragraph.

              (b) The Subadviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Subadviser shall not be responsible for the preparation or filing of any reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing. The Subadviser shall vote proxies received in connection with securities held by the Portfolio.

              (c) The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

              (d)  The  Adviser  shall  timely  furnish   Subadviser  with  such
information as may be reasonably necessary for or requested by Subadviser to perform its responsibilities under this Agreement. The Subadviser shall establish and maintain brokerage accounts or other accounts necessary for the purchase or sale of various forms of securities and the Adviser shall take such actions as Subadviser deems advisable or necessary to enable Subadviser to establish such account on behalf of the Corporation.

         2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Corporation and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Directors of the Corporation such information relating to portfolio transactions as they may reasonably request.

         3. (a) COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Corporation and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

              (b) EXPENSES. Adviser, the Corporation and the Portfolio shall assume and pay their respective organizational, operational, and business expenses not specifically assumed or agreed to be paid by Subadviser pursuant to this Agreement. Subadviser shall pay its own organizational, operational, and business expenses but shall not be obligated to pay any expenses of Adviser, the Corporation, or the Portfolio, including without limitation, (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses.

         4. OTHER SERVICES. At the request of the Corporation or the Adviser, the Subadviser in its discretion may make available to the Corporation, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Corporation or the Adviser at the Subadviser's cost.

         5. REPORTS. The Corporation, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Corporation as each may reasonably request.

         6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Corporation are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Corporation are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation. The Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. In the event of such activities, the transactions and associated costs will be allocated among such clients (including the Portfolio) in a manner that the Subadviser believes to be equitable to the accounts involved and consistent with such accounts' objectives, policies and limitations.

         7. CERTAIN RECORDS. While the Subadviser is not being engaged to serve as the Corporation's official record keeper, the Subadviser nevertheless hereby undertakes and agrees to maintain, in the form and for the period required by Section 204 of the Advisers Act and Rule 204-2 thereunder, all records relating to the investments of the Portfolio that are required to be maintained by the Subadviser pursuant to the requirements of Rule 204-2 under the Advisers Act. The Subadviser will also, in connection with the purchase and sale of securities for each Portfolio, arrange for the transmission to the custodian for the Corporation on a daily basis, such confirmation, trade tickets, and other documents and information, that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio.

              The Subadviser agrees that all accounts, books and other records maintained and preserved by it with respect to the Portfolio as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Corporation's auditors, the Corporation or any representative of the Corporation, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Corporation.

         8. CONFIDENTIALITY AND PROPRIETARY RIGHTS. The Adviser will not, directly or indirectly, and will not permit its affiliates, employees, officers, directors, agents, contractors, or the Corporation to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of the Subadviser, except as necessary for the performance of its duties under this Agreement or the Advisory Agreement, or as required by law upon prior written notice to the Subadviser. The Subadviser is the sole owner of the name and mark "Janus." The Adviser shall not, and shall not permit the Corporation to, without prior written consent of the Subadviser, use the name or mark "Janus" or make representations regarding the Subadviser or its affiliates. Upon termination of this Agreement for any reasons, the Adviser shall immediately cease, and the Adviser shall cause the Corporation to immediately cease, all use of the Janus name or any Janus mark.

         9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) neither the Subadviser nor its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Subadviser shall be subject to liability for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any liability arising from (1) the Subadviser's conduct under this Agreement, or (2) any untrue statement of a material fact in the Corporation's registration statement or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance on information furnished by the Adviser.

              (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon
(i) any wrongful act or material breach of this Agreement by the Subadviser resulting from Subadviser's disabling conduct , or (ii) any untrue statement of a material fact in the Corporation's registration statement or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance on information furnished by the Subadviser; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

              (c) The Subadviser shall not be liable for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by the Subadviser and (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser. The Adviser agrees that the Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of Section I of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) with respect to the portion of assets of a Portfolio allocated to the Subadviser. The Adviser shall indemnify the Indemnified Parties from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of a Portfolio's assets not allocated to the Subadviser.

         10. PERMISSIBLE INTERESTS. Directors and agents of the Corporation are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Corporation as Directors, or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation in some manner.

         11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Corporation. With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Corporation, by vote of a majority of the Directors, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Corporation, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Corporation.
Notwithstanding the foregoing, the Subadviser may terminate the Agreement upon 60 days' written notice in the event of a breach of the Agreement by the Adviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

              This Agreement will also terminate in the event that the Advisory Agreement by and between the Corporation and the Adviser is terminated. The obligations contained in Section 9 shall survive termination of this Agreement.

         12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Corporation must be obtained in conformity with the requirements of the Act.

         14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

         15. SEPARATE SERIES. Pursuant to the provisions of the Articles of Incorporation, each Portfolio is a separate Portfolio of the Corporation, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Corporation as a whole.

         16. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

         Subadviser:                Janus Capital Management LLC
                                    100 Fillmore Street
                                    Denver, CO 80206-4923




         Adviser:                   SunAmerica Asset Management Corp.
                                    The SunAmerica Center
                                    733 Third Avenue, Third Floor
                                    New York, NY 10017-3204
                                    Attention: Robert M. Zakem
                                               Senior Vice President and
                                               General Counsel


         IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.


                                 SUNAMERICA ASSET MANAGEMENT CORP.



                                 By:
                                    --------------------------------------
                                    Name:  Peter A. Harbeck
                                    Title: President & CEO



                                 JANUS CAPITAL MANAGEMENT LLC



                                 By:
                                    --------------------------------------
                                    Name:
                                    Title: